UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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☐	Soliciting Material Pursuant to §240.14a-12

TRIQUINT SEMICONDUCTOR INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TRIQUINT SEMICONDUCTOR, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

TriQuint Semiconductor, Inc.

2300 N.E. BROOKWOOD PKWY

HILLSBORO, OR 97124-5300

Proxy Materials Available

Stockholder Meeting to be held on 05/21/08

Notice of 2008 Annual Meeting of Stockholders

2008 Proxy Statement

Annual Report to Stockholders for the year ended

December 31, 2007

Proxy Card

••• •

PROXY MATERIAL - VIEW OR RECEIVE

You can choose to view the material Online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will

NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed below on or before 05/07/08.

HOW TO VIEW MATERIAL VIA THE INTERNET

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See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type: Annual

Meeting Date: 05/21/08

Meeting Time: 4:00 P.M. PDT

For holders as of: 03/31/08

Meeting Location:

TriQuint Semiconductor, Inc.

2300 N.E. Brookwood Pkwy.

Hillsboro, OR 97124

Meeting Directions:

For Meeting Directions Please Visit:

http://www.triquint.com/contacts/locations/portland.cfm

How To Vote

Vote In Person

Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet, Telephone or Mail

To vote now by Internet, Telephone or Mail go to

WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions. R1TSI2

Voting items

THE BOARD OF DIRECTORS OF TRIQUINT

SEMICONDUCTOR, INC. RECOMMENDS A VOTE

“FOR” ITEMS 1 AND 2.

1. ELECTION OF DIRECTORS

Nominees:

01) Dr. Paul A. Gary

02) Charles Scott Gibson

03) Nicolas Kauser

04) Ralph G. Quinsey

05) Dr. Walden C. Rhines

06) Steven J. Sharp

07) Willis C. Young

2. To ratify the audit committee’s appointment of KPMG LLP as TriQuint’s independent registered public accounting firm for the year ending December 31, 2008.

3. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

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